BWX Technologies Reports Third Quarter 2026 Results
•3Q26 revenues of $953.0 million
•3Q26 net income of $102.0 million, adjusted EBITDA(1) of $179.7 million
•3Q26 diluted GAAP EPS of $1.11, non-GAAP(1) EPS of $1.26
•BWXT Advanced Nuclear Reactor (BANR) technology selected for the U.S. Army's Janus Program at Fort Campbell and Prodigy Clean Energy's Transportable Nuclear Power Plant project in Canada
•Tightening 2026 non-GAAP EPS(1) guidance to $4.72-$4.77 and free cash flow(1) to $350 million-$360 million, with adjusted EBITDA(1) at the mid-point of the prior range
•Introducing preliminary 2027 outlook calling for high-single-digit revenue growth, and high-single-digit to low-double-digit adjusted EBITDA(1) and non-GAAP EPS(1) growth; adjusted EBITDA(1) growth ahead of the framework provided at 2026 Investor Day

(LYNCHBURG, Va. - Nov. 2, 2026) BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported third quarter 2026 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.

"We had strong third quarter 2026 earnings performance, highlighting our intense focus on operational excellence and cash generation," said Rex. D. Geveden, president and chief executive officer.

"We are in the early-stages of a multi-decadal investment cycle as our customers seek to address economic security, national security, and energy security challenges with nuclear solutions," continued Geveden. "BWXT is well positioned to benefit from these trends, with deep technical capabilities across the nuclear value chain, unmatched infrastructure, and over 11,000 employees dedicated to serving our customers in nuclear national security and commercial power markets."

"As we look to the remainder of 2026 and into 2027, we expect continued demand momentum for nuclear solutions and increased conversion of our robust bid pipeline into firm awards," said Geveden. "Our preliminary outlook for 2027 points to another year of solid earnings and cash flow growth, which combined with robust demand, a strong balance sheet, and a disciplined capital allocation strategy, positions us well to continue compounding growth and shareholder value in 2027 and beyond."

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended September 30,
	2026	2025	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$639.1	$616.7	$22.4	4%
Commercial Operations	$314.2	$251.0	$63.2	25%
Consolidated	$953.0	$866.3	$86.7	10%
Operating Income
Government Operations	$122.6	$97.4	$25.2	26%
Commercial Operations	$26.3	$24.0	$2.3	10%
Unallocated Corporate (Expense)	$(16.8)	$(8.0)	$(8.8)	111%
Consolidated	$132.1	$113.3	$18.7	17%
Consolidated non-GAAP(1)	$149.7	$125.9	$23.8	19%
EPS (Diluted)
GAAP	$1.11	$0.89	$0.22	25%
Non-GAAP(1)	$1.26	$1.00	$0.26	26%
Net Income
GAAP	$102.0	$82.2	$19.8	24%
Non-GAAP(1)	$116.3	$91.7	$24.5	27%
Adjusted EBITDA(1)
Government Operations	$144.2	$118.3	$25.9	22%
Commercial Operations	$41.4	$35.5	$5.9	17%
Unallocated Corporate	$(5.9)	$(2.8)	$(3.1)	112%
Consolidated	$179.7	$151.1	$28.6	19%
Cash Flows
Operating Cash Flow(2)	$202.7	$143.2	$59.6	42%
Capital Expenditures(2)	$52.3	$48.3	$4.0	8%
Free Cash Flow(1)	$150.5	$94.9	$55.6	59%
Dividends Paid(2)	$24.7	$22.9	$1.8	8%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Third quarter revenue increased in both operating segments. The Government Operations increase was driven by growth in special materials and advanced nuclear, partially offset by lower volume in naval propulsion. The Commercial Operations increase was driven by growth in commercial nuclear components, services and medical, partially offset by slightly lower fuel handling revenue.

Operating Income and Adjusted EBITDA(1)
Third quarter GAAP and non-GAAP(1) operating income increased, driven by growth in both operating segments, partially offset by higher corporate expense.

Government Operations non-GAAP(1) operating income increased driven by higher revenue and strong operating performance across business lines. Commercial Operations non-GAAP(1) operating income
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

increased as higher revenue was partially offset by product and service line mix and SG&A investment to support growth.

Third quarter adjusted EBITDA(1) increased due to higher non-GAAP(1) operating income as discussed above.

EPS
Third quarter GAAP EPS increased as higher operating income, lower interest expense and a lower effective tax rate, were partially offset by lower other income and higher restructuring & transformation and acquisition related costs. Non-GAAP(1) EPS increased as higher non-GAAP(1) operating income, lower interest expense and a lower effective tax rate were partially offset by lower other income.

Cash Flows
Third quarter operating cash flow increased as higher net income, an increase in advanced billings, and good working capital management were partially offset by timing of income tax payments. Capital expenditures were modestly higher due to timing of various growth projects, primarily in Commercial Operations.

Dividend
BWXT paid $24.7 million, or $0.27 per common share, to shareholders in the third quarter of 2026. On October 28, 2026, the BWXT Board of Directors declared a quarterly cash dividend of $0.27 per common share payable on December 10, 2026, to shareholders of record on November 19, 2026.
2026 Guidance
BWXT reaffirmed its 2026 revenue guidance and tightened the ranges for its adjusted EBITDA(1),non-GAAP EPS(1), and free cash flow(1) guidance.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2025	December 31, 2026	December 31, 2026
	Results	Current Guidance	Prior Guidance
Revenue	$3,198	~$3,800	~$3,800
Adjusted EBITDA(1)	$574	~$667	$662 - $672
Non-GAAP(1) Earnings Per Share	$4.01	$4.72 - $4.77	$4.70 - $4.80
Free Cash Flow(1)	$295	$350 - $360	$345 - $360
Additional information can be found in the third quarter 2026 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Third Quarter 2026 Results
Date: Monday, November 2, 2026, at 5:00 p.m. EST
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/3Q2026-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2026 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with more than 11,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. BWXT owns and operates 19 manufacturing facilities globally, and its 14 strategic partnerships support the U.S. and Canadian governments at more than two dozen additional locations.

For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended September 30, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$122.6	$1.1	$—	$1.1	$124.8
Commercial Operations Operating Income	$26.3	$1.9	$2.1	$2.4	$32.7
Unallocated Corporate Operating Income	$(16.8)	$6.1	$3.0	$—	$(7.7)
Operating Income	$132.1	$9.0	$5.1	$3.4	$149.6
Other - net	(0.2)	—	—	—	(0.2)
Income Before Provision for Income Taxes	131.9	9.0	5.1	3.4	149.5
Provision for Income Taxes	(29.9)	(1.4)	(1.1)	(0.8)	(33.2)
Net Income	102.0	7.7	4.0	2.6	116.3
Net Income Attributable to Noncontrolling Interest	(0.3)	—	—	—	(0.3)
Net Income Attributable to BWXT	$101.7	$7.7	$4.0	$2.6	$116.0

Diluted Shares Outstanding	92.0				92.0
Diluted Earnings per Common Share	$1.11	$0.08	$0.04	$0.03	$1.26
Effective Tax Rate	22.7%				22.2%

Three Months Ended September 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$97.4	$—	$2.2	$1.8	$101.4
Commercial Operations Operating Income	$24.0	$3.1	$0.6	$1.5	$29.1
Unallocated Corporate Operating Income	$(8.0)	$2.0	$1.4	$—	$(4.6)
Operating Income	$113.3	$5.1	$4.2	$3.3	$125.9
Other Income (Expense)	(5.8)	—	—	—	(5.8)
Income Before Provision for Income Taxes	107.6	5.1	4.2	3.3	120.1
Provision for Income Taxes	(25.4)	(1.3)	(0.9)	(0.8)	(28.4)
Net Income	82.2	3.8	3.3	2.4	91.7
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$82.1	$3.8	$3.3	$2.4	$91.6

Diluted Shares Outstanding	91.8				91.8
Diluted Earnings per Common Share	$0.89	$0.04	$0.04	$0.03	$1.00
Effective Tax Rate	23.6%				20.0%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$102.0	$7.7	$4.0	$2.6	$116.3
Provision for Income Taxes	29.9	1.4	1.1	0.8	33.2
Other – net	(0.8)	—	—	—	(0.8)
Interest Expense	5.1	—	—	—	5.1
Interest Income	(4.1)	—	—	—	(4.1)
Depreciation & Amortization	33.5	—	—	(3.4)	30.1
Adjusted EBITDA	$165.6	$9.0	$5.1	$—	$179.7

Three Months Ended September 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$82.2	$3.8	$3.3	$2.4	$91.7
Provision for Income Taxes	25.4	1.3	0.9	0.8	28.4
Other – net	(7.2)	—	—	—	(7.2)
Interest Expense	14.0	—	—	—	14.0
Interest Income	(1.0)	—	—	—	(1.0)
Depreciation & Amortization	28.5	—	—	(3.3)	25.2
Adjusted EBITDA	$141.8	$5.1	$4.2	$—	$151.1
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended September 30, 2026
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$122.6	$1.1	$1.1	$19.5	$144.2
Commercial Operations	$26.3	$4.0	$2.4	$8.8	$41.4
Unallocated Corporate	$(16.8)	$9.1	$—	$1.8	$(5.9)

Three Months Ended September 30, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$97.4	$2.2	$1.8	$17.0	$118.3
Commercial Operations	$24.0	$3.7	$1.5	$7.9	$35.5
Unallocated Corporate	$(8.0)	$3.4	$—	$1.8	$(2.8)
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended September 30, 2026

Net Cash Provided By Operating Activities	$202.7
Purchases of Property, Plant and Equipment	(52.3)
Free Cash Flow	$150.5

Three Months Ended September 30, 2025

Net Cash Provided By Operating Activities	$143.2
Purchases of Property, Plant and Equipment	(48.3)
Free Cash Flow	$94.9

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$952,972	$866,286	$2,714,814	$2,312,583
Costs and Expenses:
Cost of operations	725,828	677,292	2,087,996	1,766,999
Research and development costs	3,828	3,479	12,094	10,057
Loss (gain) on asset disposals and impairments, net	—	1	123	(4,417)
Selling, general and administrative expenses	117,222	93,381	333,670	283,890
Total Costs and Expenses	846,878	774,153	2,433,883	2,056,529
Equity in Income of Investees	25,983	21,216	71,976	56,349
Operating Income	132,077	113,349	352,907	312,403
Other Income (Expense):
Interest income	4,127	1,016	13,516	2,289
Interest expense	(5,108)	(14,019)	(15,124)	(33,754)
Other – net	804	7,222	1,514	16,206
Total Other Income (Expense)	(177)	(5,781)	(94)	(15,259)
Income before Provision for Income Taxes	131,900	107,568	352,813	297,144
Provision for Income Taxes	29,920	25,377	70,543	60,965
Net Income	$101,980	$82,191	$282,270	$236,179
Net Income Attributable to Noncontrolling Interest	(268)	(85)	(473)	(223)
Net Income Attributable to BWX Technologies, Inc.	$101,712	$82,106	$281,797	$235,956
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$1.11	$0.90	$3.07	$2.58
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$1.11	$0.89	$3.06	$2.57
Shares used in the computation of earnings per share:
Basic	91,725,656	91,565,095	91,703,499	91,567,382
Diluted	91,991,747	91,787,602	91,969,199	91,788,002
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2026	2025
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$282,270	$236,179
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	93,888	79,629
Income of investees, net of dividends	(31,573)	(5,744)
(Gain) loss on asset disposals and impairments - net	123	(4,417)
Recognition of losses for pension and postretirement plans	3,004	2,442
Stock-based compensation expense	29,886	20,720
Other, net	4,504	2,908
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	27,060	(30,051)
Accounts payable	150,334	32,040
Retainages	(51,908)	(34,284)
Contracts in progress and advance billings on contracts	(49,105)	21,315
Income taxes	(682)	43,935
Accrued and other current liabilities	11,821	28,032
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(32,443)	(31,021)
Other, net	14,539	(8,830)
NET CASH PROVIDED BY OPERATING ACTIVITIES	451,718	352,853
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(136,200)	(114,365)
Acquisition of businesses, net of cash acquired	(186,967)	(536,000)
Sales and maturities of securities	—	3,396
Investments, net of return of capital, in equity method investees	18,569	(30,990)
Other, net	(294)	4,066
NET CASH USED IN INVESTING ACTIVITIES	(304,892)	(673,893)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	—	871,600
Repayments of long-term debt	—	(420,975)
Repurchases of common stock	—	(30,000)
Dividends paid to common shareholders	(75,183)	(69,704)
Cash paid for shares withheld to satisfy employee taxes	(19,864)	(13,400)
Settlements of forward contracts, net	11,339	782
Other, net	2,689	1,305
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(81,019)	339,608
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	3,792	(12,186)
TOTAL INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	69,599	6,382
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	507,204	80,571
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$576,803	$86,953
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$18,136	$42,224
Income taxes (net of refunds)	$65,036	$28,235
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$28,289	$20,499
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2026	December 31, 2025
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$568,526	$499,779
Restricted cash and cash equivalents	3,140	3,085
Accounts receivable – trade, net	168,800	220,391
Accounts receivable – other	84,991	67,858
Retainages	98,219	46,311
Contracts in progress	742,257	610,315
Inventories	35,969	46,537
Other current assets	59,134	66,078
Assets of business held for sale	40,822	—
Total Current Assets	1,801,858	1,560,354
Property, Plant and Equipment, Net	1,265,344	1,585,136
Investments	8,792	8,243
Goodwill	472,970	500,860
Deferred Income Taxes	158	12,275
Investments in Unconsolidated Affiliates	161,511	150,143
Intangible Assets	277,525	329,859
Other Assets	106,605	124,625
Assets of business held for sale	$659,531	$—
TOTAL ASSETS	$4,754,294	$4,271,495

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2026	December 31, 2025
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Accounts payable	281,639	141,289
Accrued employee benefits	95,414	117,641
Accrued liabilities – other	126,499	107,802
Advance billings on contracts	428,342	305,285
Liabilities held for sale	29,032	—
Total Current Liabilities	960,926	672,017
Long-Term Debt	2,021,883	2,015,983
Accumulated Postretirement Benefit Obligation	78,672	78,460
Environmental Liabilities	105,836	100,278
Pension Liability	59,279	78,167
Other Liabilities	92,701	93,578
Liabilities held for sale	16,700	—
Total Liabilities	3,335,997	3,038,483
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 129,011,818 and 128,720,819 shares at September 30, 2026 and December 31, 2025, respectively	1,289	1,288
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	193,299	159,884
Retained earnings	2,730,547	2,523,631
Treasury stock at cost, 37,387,081 and 37,289,582 shares at September 30, 2026 and December 31, 2025, respectively	(1,453,077)	(1,432,943)
Accumulated other comprehensive loss	(53,701)	(19,373)
Stockholders' Equity – BWX Technologies, Inc.	1,418,357	1,232,487
Noncontrolling interest	(60)	525
Total Stockholders' Equity	1,418,297	1,233,012
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,754,294	$4,271,495
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$639,076	$616,697	$1,818,266	$1,760,943
Commercial Operations	314,202	250,971	900,360	555,420
Eliminations	(306)	(1,382)	(3,812)	(3,780)
TOTAL	$952,972	$866,286	$2,714,814	$2,312,583

SEGMENT INCOME:
Government Operations	$122,597	$97,371	$327,416	$304,536
Commercial Operations	26,290	23,959	74,651	37,301
SUBTOTAL	$148,887	$121,330	$402,067	$341,837
Unallocated Corporate	(16,810)	(7,981)	(49,160)	(29,434)
TOTAL	$132,077	$113,349	$352,907	$312,403

DEPRECIATION AND AMORTIZATION:
Government Operations	$20,529	$18,762	$59,818	$56,080
Commercial Operations	11,149	7,865	28,716	18,127
Corporate	1,836	1,831	5,354	5,422
TOTAL	$33,514	$28,458	$93,888	$79,629

CAPITAL EXPENDITURES:
Government Operations	$21,563	$25,703	$64,206	$59,973
Commercial Operations	26,905	21,368	65,201	51,278
Corporate	3,796	1,196	6,793	3,114
TOTAL	$52,264	$48,267	$136,200	$114,365

BACKLOG:
Government Operations	$6,481,803	$5,905,020	$6,481,803	$5,905,020
Commercial Operations	2,074,387	1,484,111	2,074,387	1,484,111
TOTAL	$8,556,190	$7,389,131	$8,556,190	$7,389,131

BOOKINGS:
Government Operations	$323,006	$2,086,092	$2,758,269	$3,724,775
Commercial Operations	215,216	159,342	679,183	880,957
TOTAL	$538,222	$2,245,434	$3,437,452	$4,605,732
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.